UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 13, 2005

CHYRON CORPORATION

(Exact Name of Registrant as Specified in its Charter)
New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 13, 2005, based on a recommendation of the Audit Committee of the Board of Directors of Chyron Corporation ("Chyron"), and the approval of the Board of Directors, Chyron Corporation, Administrator (the "Administrator") of the Chyron Corporation Employees' 401(k) Plan (the "401k Plan"), dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm of the 401k Plan. The reports of PwC on the 401k Plan financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and 2003 and through September 13, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the financial statements for such years. During the fiscal years ended December 31, 2004 and 2003 and through September 13, 2005, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Administrator requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 16, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Also on September 13, 2005, based on the recommendation of the Audit Committee of the Board of Directors of Chyron, and the approval of the Board of Directors, the Administrator engaged BDO Seidman, LLP ("BDO") as the new independent registered public accounting firm for the 401k Plan. During the 401k Plan's two most recent fiscal years and through September 13, 2005 the Administrator has not consulted with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the 401k Plan's financial statements, and neither a written report was provided to the Administrator nor was oral advice provided to it that BDO concluded was an important factor considered by the Administrator in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     Exhibit 16.1   Letter from PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2005	CHYRON CORPORATION
(REGISTRANT)
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP.

Date:  September 16, 2005

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